    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------


Dear Shareholders:

We would like to present the Annual Report of The Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 2001. During this period, the Fund's net asset value ("NAV") decreased by 49.02% in U.S. dollar terms, which reflects an adjustment for the US$0.20 per share distribution paid to shareholders in January 2001. During the same period, the Taiwan Stock Exchange Index ("TAIEX") decreased by 46.77% in U.S. dollar terms, and the New Taiwan dollar ("NT dollar") depreciated against the U.S. dollar by 11.21%.

On August 31, 2001, the Fund's shares were trading at a price equal to US$9.88 per share, reflecting a discount of 8.09% to the Fund's NAV of US$10.75. The Fund's shares were trading at a discount of 17.72% on August 31, 2000.

On August 6, 2001 (the "Closing Date"), China Development Industrial Bank ("CDIB") sold its 52.87% interest in China Securities Investment Trust Corporation ("CSITC"), the Fund's investment adviser, to HSBC Asset Management (Europe) Limited, a member of the HSBC Group and CSITC's name was changed to HSBC Asset Management (Taiwan) Limited. The sale by CDIB constituted an assignment of the prior advisory contracts between the Fund and CSITC and therefore resulted in the automatic termination of the contracts. At a meeting held on June 13, 2001, the Board of Directors of the Fund approved interim advisory contracts with HSBC Asset Management (Taiwan) Limited which became effective on the Closing Date and remained in place until new advisory agreements were approved by the Fund's stockholders at a meeting held on August 22, 2001.

The Taiwan GDP growth for the second quarter of Taiwan's fiscal year (the quarter ending June 30, 2001), was a negative 2.35%, a figure that was significantly lower than expected, indicating that the slowdown in economic growth is likely to be prolonged. The local economy continued to be affected by several factors, including sluggish growth in domestic demand, continued weakness in capital investments and a decline in exports.

Taiwan GDP growth for the third quarter (the quarter ending September 30, 2001), may continue to decline as domestic demand, export growth and capital expenditure, both private and public, have shown no signs of recovery recently. As a result, the government target of GDP growth has been revised downwards from a positive 4.02% to a negative 0.37% for the year ending December 31, 2001. However, if global demand does not recover in the fourth quarter, the government may again lower its GDP growth forecast.

--------------------------------------------------------------------------------


In light of the downturn in the global economy, the government has begun to focus on economic reforms and identify measures that may revive the local economy. The recent Economic Development Advisory Conference (EDAC), initiated by President Chen Shui-Bian, covering cross-straits, finance, direct investment, industry and employment issues, has pledged to pass a series of laws by the end of October 2001 in an effort to improve investor sentiment.

We expect that the stock market will remain volatile in the near term due to the slowdown in global demand, particularly in the technology sector. Recent tension arising from the recent terrorist attacks in New York and Washington, DC, is also likely to have a negative impact on the global economy. However, the liquidity situation has continued to show signs of recovery, as interest rates remain low and inflation remains relatively stable. It is uncertain when the confidence of consumers and investors will be restored, and when market valuations will begin to increase. The outsourcing trend of Taiwan's technology sector may nevertheless remain intact, as pricing pressures and cost control remain critical to increasing competitiveness during an economic downturn. We believe that recently lower stock prices of some fundamentally sound companies provide new attractive investment opportunities, and the Board maintains its long-term confidence in the investment fundamentals in Taiwan.

Thank you for your continued support.

Sincerely,

/s/ S.Y. Wang

S.Y. Wang
Chairman

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------


Albert King photo

A Message From Albert King, Portfolio Manager of The Taiwan Fund, Inc.

ECONOMIC OVERVIEW

The continued slowdown of major economies, particularly the U.S. economy, has reduced global demand. The weakness in demand in the technology sector has negatively impacted the Taiwan economy and stock market, which have a large exposure in this sector. The export growth rate has slowed, particularly in the technology related sectors (PLEASE SEE ALBERT KING ON TAIWAN'S EXPORTS), along with the GDP growth rate, which recorded a negative growth of 2.35% in the second quarter of 2001, the largest decline since early 1975. According to recent data released by the Directorate General of Budget Accounting and Statistics (DGBAS), the estimated GDP growth for 2001 is negative 0.37%, based on a projected recovery growth rate of 2.38% in the fourth quarter of 2001. However, with further signs of weakened global demand, it appears unlikely that global demand will recover in the fourth quarter, and the risk for further downward revisions in the GDP figure is likely to increase. Taiwan's export growth rate declined 26% between August 2000 and August 2001. From January to August 2001, total exports reached US$82.3 billion, a decrease of 15.2% from the prior year, while total imports reached US$73.4 billion, a decrease of 21.6% from the prior year. The trade surplus reached US$8.9 billion, an increase of 155.1% since last year.

As fundamentals have not yet shown signs of recovery, the central banks of several major countries may cut their interest rates in order to revive the global economy. Central banks may also ease monetary policies in an effort to stimulate global demand. Although the NT dollar faced depreciation pressure against the U.S. dollar, depreciating almost 11% against the U.S. dollar during the year ended August 31, 2001, it remained stronger than the currencies of several major competitive countries, such as Japan and Korea, which depreciated 11.7% and 15.5%, respectively, against the U.S. dollar. With the help of the interest rate cuts by the U.S. Federal Reserve and continued inflows of foreign portfolio investment, Taiwan's Central Bank was able to cut interest rate levels without being overly concerned about the exchange rate. However, with no significant recovery in global fundamentals, earnings growth may start to deteriorate. This potential deterioration has put downward pressure on market valuations, with Taiwan's market price to earnings ratio and price to book ratio at 10 year lows.

--------------------------------------------------------------------------------


INVESTMENT STRATEGY

Albert King on Sector Returns
The volatility of the stock market is reflected not only in the index itself but also in various industry sectors. The following table shows returns for sectors in the last four semi-annual periods.
Table 1. Sector Returns: Unit: % in terms of NT$

INDICES                     RETURNS (IN NTD)
-------                     ----------------
                6 Months   6 Months   6 Months   6 Months
                 Ended      Ended      Ended      Ended
                02/29/00   08/31/00   02/27/01   08/31/01
                --------   --------   --------   --------
Tourism           -9.30     -17.51      -9.11      -8.42
Retail            14.94     -29.56      -2.77     -12.99
Rubber           -13.60     -40.37     -19.76     -15.84
Chemical          -8.78     -33.81      -2.01     -17.12
Financial         -4.73     -24.85      -0.50     -18.87
Electronics       28.01     -11.53     -37.01     -18.91
Others             3.00     -24.39     -10.69     -19.10
Transportation     1.62     -32.61      14.83     -19.87
Textile           17.72     -36.87     -15.85     -21.98
Food              13.67     -35.51      -4.19     -23.11
Plastics          13.31     -23.64     -15.55     -24.71
Paper & Pulp      17.98     -41.68     -12.43     -24.98
Electrical         9.97     -29.47      -7.63     -26.36
Glass             -1.23      -1.19      -0.60     -27.63
Auto             -15.97     -13.72      -0.90     -27.75
Cement            47.66     -47.32      -7.88     -32.13
Construction       2.77     -44.21      -7.64     -32.14
Cable & Wire      64.68     -20.79     -30.31     -35.83
Steel              0.80     -24.52       1.34     -39.81
TAIEX Index       15.67     -19.28     -25.50     -20.53
TAIEX-Ex
 Financials       21.37     -18.09     -29.76     -20.89
Taiwan Fund       15.10     -15.70     -27.45     -21.84
OTC Market        41.56     -12.59     -39.03     -23.16

Source: Ta-Fu Broker Database


The Taiwan stock market has been very volatile in recent months (PLEASE SEE ALBERT KING ON SECTOR RETURNS). In March 1998, we adopted a new investment strategy. We divided the Fund's equity portfolio into two parts: the core portfolio and the active portfolio. In the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and are well managed. In the active portfolio, we use a "bottom-up approach" to pick outperforming stocks that may be growth, value and momentum plays. The Fund now allocates approximately 60% of its assets to the core portfolio, and the remaining portion of the assets to the active portfolio.

The Fund's net asset value ("NAV") decreased by 49.02% in U.S. dollar terms (which includes an adjustment for the US$0.20 per share distribution paid to shareholders in January 2001), while the Taiwan Stock Exchange Index ("TAIEX") decreased by 46.77% in U.S. dollar terms during the fiscal year ended August 31, 2001. The Fund underperformed the TAIEX largely because the Fund's investments were overweighted in the technology sector. In addition, the Fund had investments in small market capitalization related companies listed on the over-the-counter market (OTC), which underperformed the main-board TAIEX by 11.1% in U.S. dollar terms.

During the fiscal year ended August 31, 2001, the Fund's investment focus was on the technology sector, especially on the mid-stream electronics components related sectors. We believe that the most favorable sub-sector in the technology group is the electronics sector, including companies such as Delta Electronics, World Wiser Electronics and Hon-Hai Precision Industry. These companies were able to maintain their gross margin levels well above the industry average. With respect to companies in the IC (Integrated Circuit) sector, we have focused on Macronix International, an IDM (Integrated Design Manufacturer) semiconductor company, which designs, manufactures and markets IC products. We also focused on companies in the IC design area, such as Mediatek, a company that designs and markets compact disc read only (CD-ROM) and digital versatile disc-read only memory (DVD-ROM) chip set solutions, and Faraday, a company that provides application specific integrated circuit (ASIC) libraries and also offers high performance and high-density sub-micron gate arrays and standard cell products. The Fund also started to add shares in DRAM related companies slowly, as the recent decline in market prices has made them very attractive investments. We are also relatively bullish with respect to PC and consumer down-stream related companies, such as Asustek Computer, a company that has the highest gross margin level in the

--------------------------------------------------------------------------------

Albert King on Taiwan's Exports:
Taiwan's exports continued to decline during the first two quarters of 2001 (See Chart I), and may further decline in the third quarter. The decline in exports is due to a slowdown in global demand (See Chart II), particularly in the technology-related sectors (See Chart III). Although the global economy may not recover in the short term, export growth has been the major driving force behind Taiwan's economic growth. In the long term, Taiwan benefits from a recovery in global demand particularly focusing on sectors where Taiwan companies have global competitiveness with well-balanced financial statements.
Table I. Taiwan's Quarterly Trade Figures:

                In US$ billion
     Period    Q3 00   Q4 00    Q1 01    Q2 01
Total
 Exports       39.32   38.49    31.73    31.38
YoY % Change   30.10   13.10    -3.40   -17.00
Total
 Imports       37.36   34.69    28.42    28.11
YoY % Change   34.40    9.30   -10.00   -22.80
Trade
 Balance        1.97    3.80     3.31     3.27
YoY % Change  -19.30   63.80   155.00   134.80

Table II. Geographic Breakdown of Taiwan's Exports:

                In US$ billion
     Period    Q3 00   Q4 00    Q1 01    Q2 01
Asia           20.43   19.94    16.43    16.74
YoY % Change   37.85   18.11    -0.13   -15.72
Europe          5.91    6.35     5.42     4.74
YoY % Change   26.99    8.33    -2.64   -19.57
U.S.A           9.39    8.82     7.11     7.07
YoY % Change   19.73    7.32   -10.21   -18.72

industry, and Premier Camera, a company that manufactures and designs digital cameras (DSC).

The Fund also increased its holdings in the banking sector including companies such as Bank Sinopac and E. Sun Bank. Recently, we have observed an increasing commitment of the government to consolidate and recapitalize the banking system. The approval of the Financial Institution Mergers and Acquisition Act provides the basic platform for consolidation in the banking sector. The establishment of the FASC (Financial Asset Service Company), the privately funded AMC (Asset Management Company), and the formation of the government funded RTC (Resolution Trust Company) scheme may lead to recapitalization in the banking industry. Although we believe that the government is moving in the right direction to stabilize the banking system, the government still needs to overcome fiscal difficulties and political obstacles presented by the Legislative Yuan.

OUTLOOK

With a continued slowdown in global demand, further weakness in Taiwan's export growth is inevitable, particularly in the technology sector, upon which Taiwan's economy is highly dependent. The recent terrorist attacks in New York City and Washington DC are likely to have a negative impact on consumer confidence in the United States.

The Taiwan stock market cannot be immune from this global economic downturn. Continued sluggish local demand and weakness in export growth, particularly for technology related products, has put substantial pressure on the market. However, from a structural point of view, Taiwan's major industries look encouraging, particularly the technology sector. First, the outsourcing trend benefiting Taiwan's technology industry remains intact. However, the outsourcing trend is likely to concentrate on companies that provide total solution types of service, ranging from design to logistics, as opposed to major worldwide CEM's (contract electronics manufacturers) that focus on the manufacturing and logistics fields. This is referred to as the "globalization effect". We believe that only large-scale and strong finance related companies are able to provide global logistics service while maintaining quality revenues and earnings growth in the long run. Second, we expect a diversification of products requiring higher value-added work. Outsourcing needs are also expected to come from wireless and consumer related products, such as handsets and PDA's (personal digital assistants), thereby reducing the dependence of Taiwan's technology industry on PC's, while offering more growth and less risk in the longer term. We will continue to dedicate

--------------------------------------------------------------------------------

Table III. Product Breakdown of Taiwan's Exports:

                 In US$ billion
     Period       Q3 00   Q4 00    Q1 01    Q2 01
Total Exports     39.32   38.49    31.73    31.38
YoY % Change      30.10   13.10    -3.40   -17.00
Machinery and
 Electrical
 Equipment        22.13   22.27    17.68    16.51
YoY % Change      41.20   19.20    -0.90   -18.80
Electronic
 Products          8.83    8.83     6.60     5.71
YoY % Change      57.20   33.20     2.70   -24.80
Information and
 Communications
 Products          5.20    5.08     4.01     3.97
YoY % Change      49.70   14.90    -7.80   -19.60

Source: Department of Statistics, Ministry of Finance.

our efforts to identifying companies that will prosper in the context of new global economic demands.

We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

Sincerely yours,

/s/ Albert King

Albert King
Portfolio Manager

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

           TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2001               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     8.1
--------------------------------------------------
United Microelectronics Corp. Ltd.         7.0
--------------------------------------------------
Asustek Computer, Inc.                     4.0
--------------------------------------------------
Hon Hai Precision Industry                 3.9
--------------------------------------------------
Quanta Computer, Inc.                      3.2
--------------------------------------------------
Bank Sinopac                               3.0
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  2.5
--------------------------------------------------
Ambit Microsystems Corp.                   2.4
--------------------------------------------------
Macronix International Co. Ltd.            2.1
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             2.0
--------------------------------------------------

       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2001             %
--------------------------------------------------
Semi-conductor                            20.9
--------------------------------------------------
Electronics                               16.5
--------------------------------------------------
Office Equipment & PC                     15.1
--------------------------------------------------
Banks                                     10.8
--------------------------------------------------
Telecommunications                         7.5
--------------------------------------------------
Insurance                                  3.0
--------------------------------------------------
Computer Service & Software                2.9
--------------------------------------------------
Plastics                                   2.7
--------------------------------------------------
Textiles & Apparel                         2.1
--------------------------------------------------
Financial Services                         2.1
--------------------------------------------------

           TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2000               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     8.8
--------------------------------------------------
United Microelectronics Corp. Ltd.         7.0
--------------------------------------------------
Hon Hai Precision Industry                 4.6
--------------------------------------------------
Macronix International Co. Ltd.            3.7
--------------------------------------------------
Advanced Semiconductor Engineering, Inc.   3.3
--------------------------------------------------
Compeg Manufacturing Co. Inc.              3.0
--------------------------------------------------
Synnex Technology International            3.0
--------------------------------------------------
Bank Sinopac                               2.9
--------------------------------------------------
Delta Electronics, Inc.                    2.6
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             2.4
--------------------------------------------------

       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2000             %
--------------------------------------------------
Semi-conductor                            24.2
--------------------------------------------------
Electronics                               23.5
--------------------------------------------------
Office Equipment & PC                     12.7
--------------------------------------------------
Banks                                     10.1
--------------------------------------------------
Textiles & Apparel                         3.6
--------------------------------------------------
Plastics                                   3.4
--------------------------------------------------
Insurance                                  3.0
--------------------------------------------------
Computer Service & Software                2.9
--------------------------------------------------
Telecommunications                         2.5
--------------------------------------------------
Automobiles, Tires & Accessories           1.5
--------------------------------------------------

* Percentages based on total investments at August 31, 2001 and August 31, 2000.

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 2001 (SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - 92.4%
BASIC INDUSTRIES -- 6.4%
CEMENT -- 0.6%
Asia Cement...............................    2,929,450   $    971,393
                                                          ------------
CHEMICALS -- 0.3%
Oriental Union Chemical (a)...............      592,000        152,586
Yung Shin Pharmaceutical Industries
 Co. .....................................      592,000        466,331
                                                          ------------
                                                               618,917
                                                          ------------
ELECTRICAL EQUIPMENT -- 0.4%
Kaulin Manufacturing Co. Ltd. ............      310,200        240,757
Taichung Machinery (a)....................          116              0
Teco Electric & Machinery Co. ............    1,179,026        402,911
                                                          ------------
                                                               643,668
                                                          ------------
GLASS -- 0.4%
Taiwan Glass..............................    1,118,189        683,284
                                                          ------------
IRON & STEEL -- 0.8%
China Steel Corp. ........................    4,000,000      1,424,848
                                                          ------------
PAPER & FOREST PRODUCTS -- 0.3%
Yuen Foong Yu Paper Manufacturing.........    1,975,050        497,624
                                                          ------------
PLASTICS -- 2.7%
Formosa Plastic...........................    2,264,495      2,393,689
Nan Ya Plastics Corp. ....................    3,047,199      2,338,568
                                                          ------------
                                                             4,732,257
                                                          ------------
RUBBER -- 0.5%
Cheng Shin Rubber Industrial Co. .........    1,602,000        909,331
                                                          ------------
WIRE & CABLE -- 0.4%
Pacific Electrical Wire & Cable (a).......    1,597,530        372,433
Walsin Lihwa Corp. .......................    1,468,348        376,336
                                                          ------------
                                                               748,769
                                                          ------------
TOTAL BASIC INDUSTRIES....................                  11,230,091
                                                          ------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
DURABLES -- 2.8%
AUTOMOBILES, TIRES & ACCESSORIES -- 0.7%
China Motor Co. ..........................    1,071,250   $    670,113
Yulon Motor...............................    1,285,802        569,730
                                                          ------------
                                                             1,239,843
                                                          ------------
TEXTILES & APPAREL -- 2.1%
Far East Textile Ltd. ....................    1,916,619        818,712
Formosa Chemical & Fiber..................    2,365,400      1,678,318
Formosa Taffeta Co. Ltd. .................    1,096,530        317,559
Nien Hsing Textile Co. Ltd. (a)...........      846,000        629,661
Tainan Enterprise Co. (a).................      282,000        344,639
                                                          ------------
                                                             3,788,889
                                                          ------------
TOTAL DURABLES............................                   5,028,732
                                                          ------------
FINANCE -- 15.9%
BANKS -- 10.8%
Bank Sinopac (a)..........................   12,280,000      5,316,710
Chiao Tung Bank...........................    1,896,000      1,076,212
E. Sun Commercial Bank (a)................    8,944,500      3,458,126
Fubon Commercial Bank.....................    4,160,160      2,060,201
ICBC......................................    2,662,000      1,518,720
Taipei Bank...............................    2,098,000      1,087,582
Taishin International Bank (a)............    3,255,000      1,385,708
United World Chinese......................    4,906,000      3,083,122
                                                          ------------
                                                            18,986,381
                                                          ------------
FINANCIAL SERVICES -- 2.1%
Capital Securities Corp. (a)..............    3,400,000      1,166,812
Masterlink Securities Corp. (a)...........    3,600,000      1,167,680
Yuanta Core Pacific Securities Co. (a)....    2,375,000      1,375,615
                                                          ------------
                                                             3,710,107
                                                          ------------
INSURANCE -- 3.0%
Cathay Life Insurance Co. Ltd. ...........    2,924,652      3,481,124
Fubon Insurance Co. ......................      759,000        753,945
Shin Kong Life Insurance Co. (a)..........    1,423,000      1,001,416
                                                          ------------
                                                             5,236,485
                                                          ------------
TOTAL FINANCE.............................                  27,932,973
                                                          ------------
NONDURABLES -- 0.7%
FOODS -- 0.7%
Uni-President Enterprises Corp. ..........    2,889,560      1,171,556
                                                          ------------

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - continued
OTHERS & MISCELLANEOUS -- 1.6%
Cathay Construction Corp. ................    3,321,000   $    740,565
Giant Manufacturing.......................      704,325        752,667
Pou Chen (a)..............................    1,432,150        949,789
Taiwan Secom Co. .........................      407,000        357,142
                                                          ------------
                                                             2,800,163
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS..............                   2,800,163
                                                          ------------
RETAIL & WHOLESALE -- 1.0%
GENERAL MERCHANDISE STORES -- 1.0%
Far Eastern Department Stores.............      902,400        184,243
President Chain Store Corp. ..............      710,631      1,553,798
                                                          ------------
                                                             1,738,041
                                                          ------------
TOTAL RETAIL & WHOLESALE..................                   1,738,041
                                                          ------------
TECHNOLOGY -- 62.9%
COMPUTER SERVICE & SOFTWARE -- 2.9%
Springsoft, Inc. .........................      500,800      1,537,353
Stark Technology, Inc. ...................      957,600      3,008,966
Systex Corp. (a)..........................      617,000        489,598
                                                          ------------
                                                             5,035,917
                                                          ------------
ELECTRONICS -- 16.5%
Advanced Semiconductor Engineering, Inc.
  (a).....................................    2,375,492      1,320,864
Au Optronics Corp. (a)....................      730,000        549,667
CMC Magnetics Corp. ......................    1,257,500        968,708
Compeq Manufacturing Co., Inc. (a)........      559,000        777,064
Delta Electronics, Inc. ..................    1,865,000      2,754,561
Elan Microelectronics Corp. ..............      300,000        251,086
Faraday Technology Corp. .................      560,000      2,019,114
Hon Hai Precision Industry................    1,788,520      6,914,782
MediaTek, Inc. ...........................      370,000      3,096,728
Merry Electronics Co. Ltd. ...............      868,000      1,168,897
Phoenixtec Power Co. Ltd. ................      805,000        615,465
Procomp Informatics Co. Ltd. (a)..........      196,000        255,430
Realtek Semiconductor Corp. ..............      663,000      2,092,876
Ritek, Inc. ..............................      770,000        842,919
Siliconware Precision Industry (a)........    1,055,100        672,233
Sunplus Technology Co. Ltd. ..............      761,000      1,818,202
TXC Corp. (a).............................      194,400        180,156
World Wiser Electronics, Inc. ............    2,963,700      2,325,985
Yageo Corp. (a)...........................      611,000        447,677
                                                          ------------
                                                            29,072,414
                                                          ------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
OFFICE EQUIPMENT & PC -- 15.1%
Acer Communications & Multimedia, Inc. ...    1,774,750   $  1,696,112
Advantech Co. Ltd. .......................      370,000        685,781
Amtran Technology Co. Ltd. ...............    2,500,000      2,403,707
Asustek Computer, Inc. ...................    1,918,000      6,998,784
Avison, Inc. .............................      509,000        604,373
Compal Electronics, Inc. .................      830,000        754,764
Inventec Co. Ltd. ........................    1,286,000        815,621
Micro-Star International Co. Ltd. ........      800,500      2,005,307
Mitac International Corp. ................    1,861,000        711,416
Premier Image Technology Corp. ...........    2,140,000      3,129,742
Quanta Computer, Inc. ....................    2,500,500      5,575,978
Synnex Technology International...........      705,000        892,224
Yosun Industrial Corp. ...................      418,300        345,252
                                                          ------------
                                                            26,619,061
                                                          ------------
SEMI-CONDUCTOR -- 20.9%
Macronix International Co. Ltd. (a).......    5,283,000      3,748,436
Powerchip Semiconductor Corp. (a).........    5,500,000      2,723,719
Pro Mos Technologies, Inc. (a)............    3,500,000      2,027,223
Taiwan Semiconductor Manufacturing Co.
 (a)......................................    7,719,000     14,306,864
United Microelectronics Corp. Ltd. (a)....   10,692,500     12,324,399
Winbond Electronics Corp. ................    3,000,000      1,572,546
                                                          ------------
                                                            36,703,187
                                                          ------------
TELECOMMUNICATIONS -- 7.5%
Accton Technology Corp. (a)...............    2,000,000      2,507,964
Ambit Microsystems Corp. .................    1,132,052      4,212,820
Chunghwa Telecom Co. Ltd. ................    3,416,000      4,481,460
D-Link Corp. .............................      447,500        449,703
Ichia Technologies, Inc. (a)..............      167,850        168,190
Taiwan Cellular Corp. (a).................    1,139,187      1,332,846
                                                          ------------
                                                            13,152,983
                                                          ------------
TOTAL TECHNOLOGY..........................                 110,583,562
                                                          ------------
TRANSPORTATION -- 1.1%
AIR TRAVEL -- 0.4%
China Airlines............................    1,355,100        714,243
                                                          ------------

 10 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - continued
SHIPPING -- 0.7%
Evergreen Marine Corp. (a)................      892,400   $    444,520
Wan Hai Lines Ltd. .......................      530,800        230,582
Yang Ming Marine Transport (a)............    2,211,000        589,088
                                                          ------------
                                                             1,264,190
                                                          ------------
TOTAL TRANSPORTATION......................                   1,978,433
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost --
 $170,418,791)............................                 162,463,551
                                                          ------------
                                             PRINCIPAL
                                              AMOUNT
                                                NT$
                                             ---------
CERTIFICATES OF DEPOSIT - 1.0%
Kaohsiung Business Bank:
 3.55%, 9/03/01 (b).......................   20,000,000        579,207
 3.55%, 9/14/01 (b).......................   40,000,000      1,158,413
                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT (Identified
 Cost -- $1,735,777)......................                   1,737,620
                                                          ------------
COMMERCIAL PAPER - 0.6%
China American Petrochemicals
 3.25%, 10/24/01 (b)......................   24,866,943        720,155
Great Ocean Travel Service
 3.25%, 10/24/01 (b)......................    4,961,821        143,696
Ji-Shih Glass
 3.25%, 10/19/01 (b)......................    4,958,906        143,611
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified Cost --
 $1,006,962)..............................                   1,007,462
                                                          ------------
                                             MATURITY         US$
                                              AMOUNT         VALUE
                                                US$         (NOTE 1)
                                             --------       --------
REPURCHASE AGREEMENT - 6.0%
With State Street Bank and Trust Co. at
  2.50% dated 8/27/01, due 9/4/01
  (collateralized by U.S. Treasury Bond
  10.625%, 8/15/15, market value
  $10,887,989)............................  $10,675,928   $ 10,670,000
                                                          ------------
TOTAL INVESTMENTS -- 100% (COST --
 $183,831,530)............................                $175,878,633
                                                          ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 2001 the aggregate cost basis of the Fund's investment securities for income tax purposes was $184,221,332.

Net unrealized depreciation of the Fund's investment securities was $8,342,699, of which $24,271,947 related to appreciated investment securities and $32,614,646 was related to depreciated investment securities for the fiscal year ended
August 31, 2001. In addition, as of August 31, 2001 the Fund had a capital loss carryforward of $18,722,303 for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009.

    The accompanying notes are an integral part of the financial statements.  11

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $10,670,000) (cost $183,831,530) (Notes
  1 and 2) - See accompanying schedule....               $175,878,633
Cash in New Taiwan dollars (cost
 $192,278)................................                    192,278
Receivable for investments sold...........                  2,255,601
Dividends receivable......................                    328,265
Interest receivable.......................                      7,638
                                                         ------------
 Total assets.............................                178,662,415
                                                         ------------
LIABILITIES
Due to advisor............................  $      620
Payable for investments purchased.........   2,251,234
Accrued management fee (Note 3)...........     171,221
Taiwan withholding tax payable (Note 1)...      66,492
Other payables and accrued expenses.......     210,383
                                            ----------
 Total liabilities........................                  2,699,950
                                                         ------------
NET ASSETS................................               $175,962,465
                                                         ============
Net Assets consist of (Note 1):
Paid in capital...........................               $253,358,585
Accumulated undistributed net realized
 loss on investments and foreign
 currency.................................                (69,443,963)
Net unrealized depreciation on:
 Investment securities....................                 (7,952,897)
 Assets and liabilities denominated in
   foreign currencies.....................                        740
                                                         ------------
NET ASSETS................................               $175,962,465
                                                         ============
NET ASSET VALUE, per share ($175,962,465 /
 16,365,572 shares outstanding)...........               $      10.75
                                                         ============

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
Dividends...............................                 $   2,990,047
Interest................................                       247,542
                                                         -------------
                                                             3,237,589
Less: Taiwan withholding tax (Note 1)...                      (625,303)
                                                         -------------
 Total Income...........................                     2,612,286
EXPENSES
Management fee (Note 3)
 Basic fee..............................  $  3,002,924
 Performance adjustment.................       459,980
Taiwan stock dividend tax (Note 1)......     1,121,476
Custodian fees and expenses.............       363,895
Administration and accounting fees (Note
 3).....................................       257,508
Directors compensation..................       240,817
Legal...................................       177,112
Audit...................................       158,662
Shareholder communications..............       129,842
Delaware franchise tax..................        71,360
Insurance fees..........................        44,394
Miscellaneous...........................        29,907
Transfer agent fees.....................        22,718
                                          ------------
 Total expenses.........................                     6,080,595
                                                         -------------
 NET INVESTMENT LOSS....................                    (3,468,309)
                                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized loss on:
 Investment securities..................   (80,860,718)
 Foreign currency transactions..........      (231,601)
                                          ------------
                                                           (81,092,319)
Change in net unrealized appreciation/
 depreciation on:
 Investment securities..................   (86,798,097)
 Assets and liabilities denominated in
   foreign currencies...................         1,209
                                          ------------
                                                           (86,796,888)
                                                         -------------
Net loss................................                  (167,889,207)
                                                         -------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................                 $(171,357,516)
                                                         =============

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year Ended       Year Ended
                                                               August 31,       August 31,
                                                                  2001             2000
                                                              -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss........................................  $ (3,468,309)    $ (5,925,754)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................   (81,092,319)      32,773,691
 Change in net unrealized depreciation on investments and
   foreign currency transactions............................   (86,796,888)     (29,867,765)
                                                              -------------    ------------
 Net decrease in net assets resulting from operations.......  (171,357,516)      (3,019,828)
                                                              -------------    ------------
Distributions to shareholders
 From net realized gains....................................    (3,274,574)              --
                                                              -------------    ------------
 Total distributions to shareholders........................    (3,274,574)              --
                                                              -------------    ------------
 Total decrease in net assets...............................  (174,632,090)      (3,019,828)
                                                              -------------    ------------
NET ASSETS
 Beginning of year..........................................   350,594,555      353,614,383
                                                              -------------    ------------
 End of year................................................  $175,962,465     $350,594,555
                                                              =============    ============
OTHER INFORMATION
 Shares (Note 4)
 Sold.......................................................            --               --
 Issued in reinvestment of distributions from net investment
   income...................................................            --               --
                                                              -------------    ------------
 Net increase (decrease)....................................            --               --
                                                              =============    ============

    The accompanying notes are an integral part of the financial statements.  13

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   Years Ended August 31,
                                                              ----------------------------------------------------------------
                                                                2001          2000          1999          1998          1997
                                                                ----          ----          ----          ----          ----
SELECTED PER SHARE DATA
Net asset value, beginning of period........................  $  21.42      $  21.61      $  15.36      $  35.98      $  22.25
                                                              --------      --------      --------      --------      --------
Income from Investment Operations
 Net investment loss(a).....................................     (0.21)        (0.36)        (0.20)(c)     (0.33)(b)     (0.50)
 Net realized and unrealized gain (loss) on investments.....    (10.26)         0.17          7.46        (15.68)        14.24
                                                              --------      --------      --------      --------      --------
 Total from investment operations...........................    (10.67)        (0.19)         7.26        (16.01)        13.74
                                                              --------      --------      --------      --------      --------
Less Distributions
 In excess of net investment income.........................        --            --            --            --         (0.01)
 From net realized gains....................................     (0.20)           --         (1.01)        (4.61)           --
                                                              --------      --------      --------      --------      --------
 Total distributions........................................     (0.20)           --         (1.01)        (4.61)        (0.01)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  10.75      $  21.42      $  21.61      $  15.36      $  35.98
                                                              ========      ========      ========      ========      ========
Market value, end of period.................................  $   9.88      $  17.63      $  18.31      $  11.00      $  25.56
                                                              ========      ========      ========      ========      ========
TOTAL RETURN
Per share market value......................................    (43.16)%       (3.75)%       79.41%       (48.87)%        8.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................  $175,962      $350,595      $353,614      $251,356      $588,911
Ratio of expenses to average net assets(d)..................      2.63%         2.30%         2.21%         2.29%(e)      2.56%
Ratio of expenses to average net assets, excluding stock
 dividend tax expense.......................................      2.15%         1.94%         1.88%         1.87%(e)      2.25%
Ratio of net investment loss to average net assets..........     (1.50)%       (1.54)%       (1.15)%       (1.51)%       (1.74)%
Portfolio turnover rate.....................................       125%          139%          125%           97%          126%

(a)  Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)
(d) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(e)  Ratio of expenses after waiver (See Note 3).

 14 The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Asset Management (Taiwan) Limited ("Adviser") (formerly "China Securities Investment Trust Corporation" or "CSITC"), the International Commercial Bank of China ("Custodian") and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws or currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor ("QFII"), which allows the Fund to own 100% of a company's shares. However, all Funds managed by the Adviser are limited in aggregate to 10% ownership of a company's shares.

Taiwan's Affiliation Rules. ROC management company regulations currently prohibit an investment adviser from investing funds it manages in securities issued by companies which are "affiliated parties" of such investment adviser. Recently, the ROC Securities and Futures Commission (the "SFC") interpreted "affiliated parties" broadly to include entities with directors or supervisors appointed by the same third party. At February 28, 2001, the Fund held securities in six companies deemed "affiliated parties" of the Adviser. The Adviser was advised by the SFC that the Fund would have to dispose of these securities. Accordingly, the Fund disposed of these securities and as of April 13, 2001 no longer held any securities in companies considered affiliated parties. As a result of the sale by China Development Industrial Bank of its interest in the Adviser to a member of the HSBC Group on August 6, 2001, the Fund does not believe that any listed companies in Taiwan are "affiliated parties" of the Adviser.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2001 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2001, purchases and sales of securities, other than short-term securities, aggregated $279,983,059 and $289,945,127, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, the Adviser receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of 0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

Effective February 14, 1998, the Fund's shareholders approved a proposal to reduce the Fund's investment advisory basic fee from 1.50% to 1.30% and to reduce the performance adjustment from plus or minus 0.50% to plus or minus 0.30%. The revised contract to reduce the Investment Advisory basic fee and the performance fee was approved on April 30, 1998 by the Republic of China Securities and Exchange Commission ("SEC"). Until such approval was received, CSITC voluntarily agreed to reduce its basic fee and performance fee to 1.30% and plus or minus 0.30%, respectively, from February 14, 1998 when the reduction was approved by the Fund's shareholders.

For the year ended August 31, 2001, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.50% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund reimburses each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. Prior to November 1, 1999, the Fund paid State Street a fee for these services, at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of

--------------------------------------------------------------------------------

3. FEES AND OTHER TRANSACTIONS WITH
   AFFILIATES - continued

$300 million, subject to certain minimum requirements. Effective November 1, 1999 the Fund approved an increase in the administration fees to an annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At August 31, 2001, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

    REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE TAIWAN FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc., including the Fund's investments, as of August 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2000 and the financial highlights for each of the years in the four-year period ended August 31, 2000 were audited by other auditors whose report, dated October 12, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.
We conducted our audit in accordance with auditing standards generally accepted in the United Stated of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2001, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG

Boston, Massachusetts
October 12, 2001

    OTHER INFORMATION
--------------------------------------------------------------------------------

BYLAW AMENDMENT

The Board of Directors of the Fund, at a meeting held on December 5, 2000, approved an amendment to the Fund's Bylaws which prescribes certain qualifications for directors of the Fund. The Fund filed an amendment to its registration statement to reflect this amendment to the Bylaws on December 19, 2000.

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund.

CHANGE IN INDEPENDENT ACCOUNTANTS

As a result of the resignation of PricewaterhouseCoopers LLP as the Fund's independent accountants, the Audit Committee and the Board of Directors of the Fund voted to appoint KPMG LLP as the independent accountants for the Fund's fiscal year ended August 31, 2001. During the four previous fiscal years, the audit reports of PricewaterhouseCoopers LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

 22
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    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Clifford Chance Rogers & Wells LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    KPMG LLP
    Boston, MA